UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Pennsylvania Real Estate Investment Trust (the “Trust”) will be relying on the conditional filing relief provided under the Securities and Exchange Commission’s Order, as amended (Release No. 34-88465) under Section 36 of the Securities Exchange Act of 1934, as amended, to delay the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the novel coronavirus (COVID-19) pandemic. The Trust is filing this current report on Form 8-K in accordance with and reliance upon the Order.

The Trust is a real estate investment trust headquartered in Philadelphia, Pennsylvania with a primary focus on owning and managing retail shopping malls located in the eastern half of the United States, with a concentration in the Mid-Atlantic and Greater Philadelphia region. The impacts of the COVID-19 pandemic have disrupted the Trust’s business and operations and substantial management time and effort have been diverted to address the health and safety needs of its employees, mall customers, tenants and properties, including a substantial amount of the accounting, finance and management team’s attention to analyze the impact on the Trust’s liquidity and financial condition. The Trust has also transitioned its business operations to a remote working model and furloughed or reduced the hours of many employees. Certain service providers on which the Trust relies to assist in the preparation of its Quarterly Report have also experienced operational disruptions. These impacts have delayed the Trust’s ability to finalize its quarterly close process and prepare the Trust’s financial statements and disclosures. As a result of these factors, the Trust is unable to finalize and file the Quarterly Report on a timely basis to meet its original filing deadline of May 11, 2020. The Trust is working diligently to finalize its quarterly results and currently estimates that it will file the Quarterly Report on or around May 21, 2020, and in no event later than 45 days after the original filing deadline.

In addition, in light of the current COVID-19 pandemic, the Trust is supplementing the risk factors described in the section entitled “Item 1A. Risk Factors” of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”). The following risk factor disclosure should be read in conjunction with the risk factors described in the 2019 Form 10-K.

The COVID-19 global pandemic and the public health and governmental actions in response have adversely affected, and will likely continue to adversely affect, our business, financial condition, liquidity and operating results. The extent and duration of such effects are highly uncertain and cannot be predicted.

The 2020 global outbreak of a novel coronavirus (COVID-19), which was declared a pandemic by the World Health Organization on March 11, 2020, has resulted in travel restrictions, business closures, property shutdowns, government-imposed stay-at-home orders and the implementation of “social distancing” and certain other measures to prevent the further spread of the virus, all of which have adversely impacted, and will likely continue to impact, our business, financial condition, liquidity and operating results, as well as our tenants’ businesses. The continued spread of COVID-19 has also led to unprecedented global economic disruption and volatility in financial markets. We anticipate that our future business, financial condition, liquidity and results of operations, including our results for 2020 and potentially thereafter, will be materially impacted by the COVID-19 pandemic. It remains highly uncertain how long the global pandemic, economic challenges and restrictions on day-to-day life will last. Given the unprecedented and rapidly evolving developments, we cannot reasonably predict or estimate its ultimate impact on us or our tenants, or on our ability or the ability of our tenants to resume more normal operations.

While we have taken several responsive steps (including staff reductions, reduction of capital expenditures and operating expenses, engagement with our lenders to negotiate modifications to our debt facilities and instruments, and a 90% common share dividend reduction), further actions to address the impacts of the pandemic may be necessary. The spread of COVID-19 and measures taken to reduce its spread subjects us to a variety of risks and could result in the following impacts, some of which have already occurred and could continue and increase the longer the crisis continues:

•	property shutdowns at all of our retail properties across the nine states in which we operate;

•	tenant failures to pay rent timely, resulting in revenue decreases from our properties;

•	an economic downturn generally, and a decrease in profitability for many of our tenants specifically, as a result of widespread business shutdowns or slowdowns;

•	deterioration of financial markets leading to a potentially reduced ability to obtain financing for our tenants and us;

•	disruptions to supply-chain and distribution channels of our tenants, impacting retail product availability;

•	negative effects on our operations as a result of quarantines, social distancing measures, public safety concerns and limitations on the nature and scope of activities at our properties required by state regulations;

•	decreased operating performance from reductions in property revenue and cash flows;

•	potential reductions in the carrying value of our retail properties or other impairments of our assets;

•	our inability to meet the requirements of the covenants in our existing credit facilities or increases in our cost of capital that make obtaining additional capital more difficult or available only on terms less favorable to us;

•	negative effects on our liquidity position and the cost of and ability to access funds from financial institutions and capital markets;

•	delays to capital raise initiatives; and

•	creation of other risks that may impact us or exacerbation of existing risks, including the risks described in the section entitled “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019.

Ultimately, the significance of COVID-19 on our business remains highly uncertain and will depend on, among other things, the extent and duration of the pandemic, the severity of the disease and the number of people infected with the virus, the effects on the economy of the pandemic and of the measures taken by governmental authorities and other third parties restricting day-to-day life and the length of time that such measures remain in place, and implementation of governmental programs to assist businesses and consumers impacted by the COVID-19 pandemic. While we have experienced and expect to continue to experience an adverse impact on our business, financial condition, liquidity and results of operations, we cannot estimate the extent to which COVID-19 will impact our future business, financial condition, liquidity or results of operations.

Forward Looking Statements

This current report contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters, including our expectations regarding the impact of COVID-19 on our business, that are not historical facts. These forward-looking statements reflect our current views about future events, achievements, results, cost reductions, dividend payments and the impact of COVID-19 and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. Such factors include those discussed herein and in our Annual Report on Form 10-K for the year ended December 31, 2019 in the section entitled “Item 1A. Risk Factors” and in other reports we file with the SEC from time to time. We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: May 11, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel